UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Trans World Entertainment Corporation (the “Company” or “Trans World”) 2012 annual meeting of stockholders held on July 12, 2012 (the “Annual Meeting”) the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors (the “Charter Amendment”). A brief summary of the amendments to the Company’s Amended and Restated Certificate of Incorporation was included as part of Item 1 in Trans World’s definitive proxy statement filed with the Securities and Exchange Commission on June 8, 2012. The summaries contained in the proxy statement are qualified by and subject to the full text of Trans World’s Amended and Restated Certificate of Incorporation (which reflects the Charter Amendment), filed with the New York State Department of State on July 12, 2012 attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are more fully described in our proxy statement:

                              Proposal No. 1 – Amendment to Amended and Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors; and

                              Proposal No. 2 –Election of Directors.

          On the record date for the Annual Meeting, there were 31,455,004 shares issued, outstanding and entitled to vote. Shareholders holding 28,418,792 shares were present at the meeting, in person or represented by proxy. The results of the voting at the Annual Meeting were as follows:

PROPOSAL NO. 1- AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

Votes For	Votes Against	Abstentions	Broker Non-Votes

28,416,153	2,282	357	3,036,212

PROPOSAL NO. 2 – ELECTION OF DIRECTORS

Director	Votes For	Votes Against	Broker Non-Votes

Michael B. Solow	28,325,021	93,771	3,036,212
Robert E. Marks	28,410,222	8,570	3,036,212

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Trans World Entertainment Corporation.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2012	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ John Anderson

Name: John Anderson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amended and Restated Certificate of Incorporation of Trans World Entertainment Corporation.